UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): April 3, 2017

                   Tiger Reef, Inc.

 (Exact name of registrant as specified in its charter)

Colorado	000-55333	46-3073820
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

           Wellsburg Street #7, Cole Bay, St. Maarten, Dutch West Indies

 (Address of principal executive offices and zip code)

           Tel: (949) 264-1475, Fax: (949) 607-4052

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule I4a-12 under the Exchange Act (17CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively, “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions identify forward looking statements as they relate to our business or our management. Such statements reflect management’s current view of our business with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of our Annual Report filed on Form 10-K entitled “Risk Factors”) relating to our industry, operations and results of operations, and other relevant aspects of our business. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements contained within this Form 8-K and elsewhere.

Item 7.01	Regulation FD Disclosure

On April 3, 2017, Tiger Reef, Inc. (“Tiger Reef”) concluded a coordinated bridge financing involving two investors for aggregate gross bridge financing of $153,500.  Tiger Reef intends to use the proceeds from this bridge financing to continue its efforts at bringing the Tiger Reef® brand of ultra premium rums to the United States later this year while advancing the Mermaid Reef Ocean Grill & Lounge™ presently under development in St. Maarten, Dutch West Indies.

The terms of this financing agreed upon with each individual investor is described in the below items.

Tiger Reef intends to redeem each of the following notes in full with cash prior to any of them being converted into shares of Tiger Reef’s common stock.

Item 1.01	Entry into a Material Definitive Agreement

Crown Bridge Partners, LLC

On April 3, 2017, Tiger Reef entered into a Securities Purchase Agreement with Crown Bridge Partners, LLC, an accredited investor (“Crown Bridge”), pursuant to which Tiger Reef issued Crown Bridge a Convertible Promissory Note in the original principal amount of $111,000 (“Crown Bridge Note”).  On April 6, 2017 Crown Bridge funded the Company $37,000 in the first tranche pursuant to the Crown Bridge Note, less a $2,500 Original Issue Discount (“OID”) and $1,500 in legal fees associated with this tranche.  Each tranche pursuant to the Crown Bridge Note matures 365 days after each tranche financing (“Maturity Date”).

Interest on the Crown Bridge Note accrues at the rate of 12% per annum.  We are not required to make any payments on the Crown Bridge Note until maturity or take any additional funding tranches pursuant to the Crown Bridge Note.

We have the right to repay the Crown Bridge Note at any time during the first six months of each tranche issued pursuant to the Crown Bridge Note at a rate of 135% of the unpaid principal amount during the first 90 days and 150% of the unpaid principal amount between days 91 and 180.  Tranches under the Crown Bridge Note may not be prepaid after the 180th day.

Crown Bridge may convert the outstanding principal on the Crown Bridge Note into shares of our common stock at the conversion price per share equal to 55% of the lowest daily closing bid with a 15 day look back immediately preceding and including the date of conversion.  There is no minimum conversion price.

Tiger Reef claims an exemption from the registration requirements of the Securities Act of 1933, as amended (“Act”), for the private placement of these securities pursuant to Section 4(2) of the Act since, among other things, the transaction did not involve a public offering, Crown Bridge is an accredited investor, Crown Bridge had access to information about Tiger Reef and its investment, Crown Bridge took the securities for investment and not resale, and Tiger Reef took appropriate measures to restrict the transfer of the securities.

Copies of the definitive agreements and notes relating to the Crown Bridge financing transactions are filed herewith as Exhibits 4.9 and 10.6, and are incorporated herein by reference.  The foregoing summary descriptions of the definitive agreements and notes are qualified in their entirety by reference to the full texts of each of such exhibits.

EMA Financial, LLC

On April 3, 2017, Tiger Reef entered into a Securities Purchase Agreement with EMA Financial, LLC, an accredited investor (“EMA Financial”), pursuant to which Tiger Reef issued EMA Financial a Convertible Promissory Note in the original principal amount of $42,500 (“EMA Note”).  On April 6, 2017 EMA Financial funded the Company $42,500 in pursuant to the EMA Note, less a $2,500 Original Issue Discount (“OID”) and $2,000 in legal fees associated with this financing.  The EMA Note matures on April 3, 2018 (“Maturity Date”).

Interest on the EMA Note accrues at the rate of 10% per annum.  We are not required to make any payments on the EMA Note until maturity or take any additional funding tranches pursuant to the EMA Note.

We have the right to repay the EMA Note at any time during the first 180 days from funding at a rate of 135% of the unpaid principal amount during the first 90 days and 150% of the unpaid principal amount between days 91 and 180.  The EMA Note may not be prepaid after the 180th day.

EMA Financial may convert the outstanding principal on the EMA Note into shares of our common stock at the conversion price per share equal to 55% of the lowest daily closing bid with a 15 day look back immediately preceding and including the date of conversion.  There is no minimum conversion price.

Tiger Reef claims an exemption from the registration requirements of the Securities Act of 1933, as amended (“Act”), for the private placement of these securities pursuant to Section 4(2) of the Act since, among other things, the transaction did not involve a public offering, EMA Financial is an accredited investor, EMA Financial had access to information about Tiger Reef and its investment, EMA Financial took the securities for investment and not resale, and Tiger Reef took appropriate measures to restrict the transfer of the securities.

Copies of the definitive agreements and notes relating to the EMA Financial financing transactions are filed herewith as Exhibits 4.10 and 10.7, and are incorporated herein by reference.  The foregoing summary descriptions of the definitive agreements and notes are qualified in their entirety by reference to the full texts of each of such exhibits.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item.

Item 3.02	Unregistered Sales of Equity Securities

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item.

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits

4.9	Convertible Promissory Note between Tiger Reef, Inc. and Crown Bridge Partners, LLC dated April 3, 2017

4.10	Convertible Promissory Note between Tiger Reef, Inc. and EMA Financial, LLC dated April 3, 2017

10.6	Securities Purchase Agreement between Tiger Reef, Inc. and Crown Bridge Partners, LLC dated April 3, 2017

10.7	Securities Purchase Agreement between Tiger Reef, Inc. and EMA Financial, LLC dated April 3, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIGER REEF, INC.

Dated: April 7, 2017

By:  /s/ J. Scott Sitra

 J. Scott Sitra

 President and Chief Executive Officer

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